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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                               (AMENDMENT NO. 2)

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                           DATE OF REPORT: MAY 1, 2003

                        SYNERGY TECHNOLOGIES CORPORATION
                        --------------------------------
             (Exact name of registrant as specified in its charter)

Colorado                           02-26721                  84-1379164
---------------                -----------------             ----------
(State or other              (Commission File No.)           (IRS Employer
jurisdiction of                                              Identification
incorporation or                                                 Number)
organization)


                              333 West 53rd Street
                                      # 7E
                               New York, NY 10022
                            Telephone: (212) 207-6655
    (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)


                              1689 Hawthorne Drive
                          Conroe Texas, USA 77301-3284
                                 Former Address
          (Former name or former address, if changed since last report)






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ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS.

The following is provided as an Exhibit to this Form 8-K:

(c) Exhibits

Exhibit No.              Document Description
-----------              --------------------
16.1 Letter from KPMG LLP dated April 23, 2003 to the Securities and Exchange Commission regarding change in certifying accountant.



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      SYNERGY TECHNOLOGIES CORPORATION

Date: May 1, 2003                     By:  /s/ Barry Coffey
                                           ----------------------------------
                                               Barry Coffey, President